UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 31, 2013

KEARNY FINANCIAL CORP.
(Exact name of registrant as specified in its charter)

United States	0-51093	22-3803741
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 Passaic Avenue, Fairfield, New Jersey	07004
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(973) 244-4500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

KEARNY FINANCIAL CORP.

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.07.  Submission of Matters to a Vote of Security Holders

(a)           On October 31, 2013, the Company held its annual meeting of shareholders.

(b)           The following is a record of the vote on each matter presented at the annual meeting.

(1)           Election of Directors

Nominee	For	Withheld	Broker Non-Vote

John J. Mazur, Jr.	60,476,201	150,675	3,017,137

Matthew T. McClane	58,626,658	2,000,218	3,017,137

John F. McGovern	60,477,430	149,446	3,017,137

There were no abstentions in the election of directors.

(2)           Ratification of appointment of BDO USA, LLP as independent auditors for the fiscal year ending June 30, 2014.

For	Against	Abstain

63,559,273	43,501	41,239

There were no broker non-votes on the ratification of auditors.

Item 8.01.  Other Events

On October 31, 2013, the Registrant issued a press release announcing the results of its 2013 Annual Meeting.  A copy of the press release is furnished herewith as Exhibit 99.1.

Item 9.01  Financial Statements and Exhibits.

(a)           Financial Statements of Businesses Acquired.  Not applicable.

(b)           Pro Forma Financial Information.  Not applicable.

(c)           Shell Company Transactions.  Not applicable.

(d)           Exhibits.  The following exhibits are furnished with this report.

No.                      Description

99.1                      Press Release dated October 31, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

KEARNY FINANCIAL CORP.
Date: October 31, 2013	By:	/s/ Craig L. Montanaro
Craig L. Montanaro President and Chief Executive Officer